UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08002

KOREA EQUITY FUND, INC.

Two World Financial Center, Building B, New York, N.Y. 10281

Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B, New York, N.Y. 10281

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:	October 31, 2009

Date of reporting period:	April 30, 2009

ITEM 1. REPORT TO SHAREHOLDERS

KOREA EQUITY FUND, INC.

June 25, 2009

To Our Shareholders:

We are pleased to present the Semi-Annual Report of Korea Equity Fund, Inc. (the “Fund”) for the six months ended April 30, 2009.

The Net Asset Value per share (“NAV”) of the Fund on April 30, 2009 was $7.50, representing an increase of 15.4% during the six months ended April 30, 2009. The closing market price of the Fund on the New York Stock Exchange was $6.5001, representing an increase of 17.6% over the same period. On April 30, 2009, the discount to the NAV was 13.3%. The Fund’s net assets amounted to $84,134,860 on April 30, 2009.

During the six months ended April 30, 2009, the Korea Composite Stock Price Index (“KOSPI”) increased from 1,113.06 to 1,369.36 or 23.0%, in local currency terms. Including the South Korean Won (“Won”) appreciation of 0.7%, this represents a total increase of 23.9% in United States (“U.S.”) dollar terms. The Fund underperformed the KOSPI, in U.S. dollar terms, by 8.5% during the six months ended April 30, 2009.

For the quarter ended April 30, 2009, the KOSPI gained 27.4% in U.S. dollar terms, and the NAV of the Fund increased by 25.4%. The Fund underperformed the KOSPI, in U.S. dollar terms, by 2.0% during the quarter ended April 30, 2009.

South Korean Economy

During the fourth quarter of 2008, South Korea's fundamentals deteriorated rapidly amid the global credit crisis. Exports, which constitute more than 50% of South Korea’s GDP, have been declining at a double-digit rate since November 2008, despite the weak Won. South Korea's economy contracted 5.6% (qoq) or 3.6% (yoy) in the fourth quarter of 2008, the largest decline since the Asian Financial Crisis. The unemployment rate has risen and job losses were mainly concentrated in the manufacturing sector, which is a natural outcome of the collapse of exports and sluggish industrial production growth.

Global de-leveraging has caused a steep drop in the value of the Won, as depository banks faced difficulties in rolling over their short-term overseas borrowing. In the fourth quarter of 2008, the rollover ratio for short-term overseas borrowing dropped to 36%, which meant banks had to pay back the remaining debt maturing during this period. As their debt was denominated in U.S. dollars, banks had to obtain U.S. dollars from the domestic foreign exchange market to repay their short-term borrowings. South Korea has as much as $160 billion of external debt maturing over the next two years, compared with foreign exchange reserves that have shrunk by 23% in the past year to $200 billion. Towards the beginning of March, the Won started to stabilize around the 1,250 levels as sentiment in the South Korean stock market started to improve.

Meanwhile, efforts by the South Korean government have been encouraging. The Bank of Korea (“BOK”) is currently maintaining its key interest rate at 2% after five consecutive rate cuts and will continue keeping the base rate on hold unless growth conditions weaken further. The Ministry of Strategy and Finance announced that 83.7 trillion Won had been spent out of the total 2009 budget of 257.7 trillion Won at the end of March 2009, recording 110.1% of the planned execution figure of 76.0 trillion Won. Budget spending was prioritized in job creation, financial market stabilization, social overhead capital, and public livelihood stabilization. The government has also planned a job creation program valued at 43 trillion Won (or U.S. $32.7 billion), hoping to create almost one million new jobs over the next four years in environmentally focused construction projects and other 'green' programs. About 140,000 new jobs are expected to be created through this program in 2009.

During the first quarter of 2009, South Korea's GDP contracted by 4.3% (yoy) but increased by 0.1% (qoq) in real terms with support from government fiscal spending. The decline in export growth has started to stabilize and construction investment has increased.

South Korean Stock Market

During the period under review, South Korean stocks remained largely range bound, with the KOSPI trading between 1,000 and 1,200, but managed to stage a rally from early March 2009 to the end of April 2009 that pushed the benchmark index to the 1,400 level. Notably, retail investors dominated the stock market in March and April, contributing to more than 70% of market turnover, while both local institutions and foreign investors were net sellers. Retail investors have been redeeming capital from domestic funds and transferring their funds into securities brokers' cash management accounts. This shows retail investors rather invest their cash themselves than rely on Funds, therefore, increasing retail contribution to market turnover. Their participation lifted cyclical stocks higher, especially mid-tier companies due to their affordability.

Technology stocks underperformed during the period between October 2008 and December 2008 as demand collapsed, leading to a huge decline in Dynamic Random Access Memory, NAND and Liquid Crystal Display prices. However, the sector bottomed out in late November as the market began to anticipate an inventory restocking and price recovery in the first quarter of 2009. The rally in the KOSPI, which began in March, was led mainly by the Technology sector after the Taiwanese government announced plans to realign its struggling computer memory chip producers in an attempt to create a weighty competitor for the two South Korean giants, Samsung Electronics Co., Ltd. and Hynix Semiconductor Inc., who dominate the Consumer Electronics sector. The consolidation was expected to reduce the supply of memory chips, which would cause prices to increase.

Banks underperformed into late 2008 on

fears of global liquidity and falling South Korean foreign exchange reserves, with investors fearful of a return to the systemic risks of the Asian crisis. Bank stocks rebounded in late November helped by the government guarantee of foreign currency liabilities and other stabilization measures to help ease investor concerns. However, the sector tested a new low in March as the fear of European bank failures and skepticism about the health of U.S. banks spilled over to South Korea, raising South Korea's credit default swaps’ spreads to a record level. The Won also depreciated to the lowest level since the Asian financial crisis, triggered by renewed fears of a global liquidity crunch. In response to the adverse global credit environment, South Korean financial regulators proactively introduced several measures to strengthen banks' capital positions and clean up non-performing loans while leading the creditor evaluation process for selected industries. These developments led to the outperformance of the banking sector in March 2009 and April 2009.

Department stores and automobile stocks outperformed, as they are beneficiaries of the weak Won. Better than expected retail sales have enabled department stores stocks to outperform as South Koreans opted to spend domestically as overseas travel became less affordable. Within the Automobile sector, the weak Won brought about favorable translation gains from companies’ revenue from overseas subsidiaries. Additionally, with global automakers in financial and operational difficulties, South Korean automakers continued to gain global market share because their product mix is biased towards affordable compact cars. Lastly, the government's efforts to pump prime the economy via deregulation benefited construction and shipbuilding names.

Sectors that underperformed during the period under review were mainly defensive stocks from the Consumer Staples, Utilities, and Telecommunication sectors. Investors were seen to be using the proceeds from sales of defensive holdings to fund their purchases of cyclical names.

Portfolio Management Activity

In view of the recessionary environment, the Fund's objective was to add stocks that can either continue to post positive growth or have strong earnings relative to their sector peers. Hyundai Motor Company was the largest purchase during the review period, as the automobile maker continues to gain market share in the U.S., while other major brands suffered large declines in sales. The firm is also relatively strong financially compared with other automobile companies. NHN Corp., which operates the largest internet search portal in South Korea, was included for its stable revenue stream that tends to be less sensitive to changes in the domestic economy. It also operates the largest online game portal in South Korea, with revenue growth of 24% (yoy) in the fourth quarter of 2008. In the Consumption sector, Lotte Shopping Co, Ltd. was included to gain exposure to robust retail store sales growth as the weak Won discouraged South Koreans from travelling overseas. Within the Financial sector, Shinhan Financial Group Co., Ltd. was the largest purchase due to attractive valuations and its relatively strong balance sheet.

Stocks that we reduced or removed from the

portfolio include those facing deteriorating fundamentals that could potentially lead to more earnings downgrades. Within the Technology sector, Hynix Semiconductor Inc. was removed from the portfolio as memory chip prices continued to decline due to weakened demand from the global slowdown. However, the Fund made an opportunistic addition to the weight of Hynix Semiconductor Inc. while it offered an attractive discount for a rights issue. The Fund took profits shortly after the allocation of our subscription. The Fund reduced LG Electronics Inc. as the stock's valuations seemed stretched after it had enjoyed a good rally. Within the Financials sector, the Fund removed Samsung Fire and Marine Insurance Co., Ltd. as the low interest rate environment seemed likely to reduce the investment yields of the non-life insurer's assets.

Investment Strategy

The recent sharp rally seems to reflect growing confidence that the economy may be bottoming out, and also reflects expectations that corporate earnings could be improving at a faster rate than expected just a few weeks ago. The government is turning more cautious about the ample liquidity in the stock market. They have also expressed concerns about the property sector every time excessive speculative demand has caused property prices to rise rapidly. The BOK is also holding off from any additional monetary easing this year as long as there is no further sharp economic deterioration.

In view of the recent rally, which was mainly dominated by retail investors, the Fund continues to focus on stocks that are driven by good fundamentals coupled with clear earnings visibility. Among South Korean defensive stocks, the Fund continues to favor quality defensive companies that will continue to post robust earnings in 2009.

Cyclical stocks may be added based on reasonable valuations and good growth themes. In particular, the Fund is watching out for sectors that will benefit most from the government's stimulus policies. For instance, the South Korean government has recently set aside a 20.2 trillion Won corporate restructuring fund. Part of this will be used to acquire approximately 4.7 trillion Won of financial institutions' non-performing loans from project financing and one trillion Won worth of ships that are in operation but struggling to find business. The Banking and Construction sector outperformed when these policies were announced. Among the export-orientated sectors, the Fund continues to look out for industry leaders that have strong branding and pricing power that will emerge from this down cycle in a stronger competitive position and with larger market shares.

We appreciate your continuing support of your Fund.

Sincerely,

/s/ Shigeru Shinohara

Shigeru Shinohara
President

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s Website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s Website at http://www.sec.gov.

SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund’s transfer agent, Computershare Trust Company, N.A. at (800) 426-5523 for information concerning their accounts.

INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet Website which highlights its history, investment philosophy and process and products, which include the Fund. The Internet web address is www.nomura.com. We invite you to view the Internet Website.

F
KOREA EQUITY FUND, INC.

FUND HIGHLIGHTS—APRIL 30, 2009

(Unaudited)

KEY STATISTICS:
Net Assets	$84,134,860
Net Asset Value per Share	$7.50
Closing NYSE Market Price	$6.5001
Percentage increase in Net Asset Value per Share*	15.4%
Percentage increase in NYSE Market Price*	17.6%

	SOUTH
MARKET INDEX:	KOREAN WON	U.S.$
Percentage increase in Korea Composite Stock Price Index*	23.0%	23.9%
*From November 1, 2008 through April 30, 2009

ASSET ALLOCATION:
Korean Equity Securities	96.7%
Other Assets Less Liabilities, Net	3.3%
Net Assets	100.0%

INDUSTRY DIVERSIFICATION:
	% of		% of
	Net Assets		Net Assets
Consumer Electronics	19.5	Iron and Steel	7.4
Services	15.1	Retail	7.0
Miscellaneous Manufacturing	13.7	Food and Beverages	5.8
Banking and Financial Services	12.2	Oil and Gas	3.1
Automotive Equipment and Parts	10.8	Telecommunications	2.1

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE:

	Market	% of
Issuer	Value	Net Assets
Samsung Electronics Co., Ltd.	$11,341,108	13.5
POSCO	6,228,675	7.4
Hyundai Mobis	5,865,260	7.0
LG Electronics Inc.	4,025,263	4.8
Shinhan Financial Group Co., Ltd.	3,981,525	4.7
KT&G Corporation	3,227,271	3.8
Hyundai Motor Company	3,210,603	3.8
Samsung Engineering Co., Ltd.	2,835,082	3.4
NHN Corp.	2,806,300	3.3
Shinsegae Co., Ltd.	2,378,944	2.8

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS
APRIL 30, 2009
(Unaudited)

			Market	Net
	Shares	Cost	Value	Assets
KOREAN EQUITY SECURITIES

Automotive Equipment and Parts
Hyundai Mobis	76,332	$5,457,171	$5,865,260	7.0
Automotive service components
Hyundai Motor Company	59,900	2,196,056	3,210,603	3.8
Passenger cars, trucks, autoparts and commercial vehicles
Total Automotive Equipment and Parts		7,653,227	9,075,863	10.8

Banking and Financial Services
Daegu Bank	58,240	273,381	401,482	0.5
Commercial bank services
KB Financial Group, Inc.†	50,000	2,209,513	1,555,164	1.9
Commercial banking services
Kiwoom Securities Co., Ltd.	6,926	303,357	299,151	0.3
Brokerage, dealing, and underwriting
Macquarie Korea Infrastructure Fund	558,982	3,684,164	2,068,846	2.5
Investment company
Samsung Card Co., Ltd.	65,030	2,574,685	1,948,865	2.3
Credit card services
Shinhan Financial Group Co., Ltd.	160,517	4,145,041	3,981,525	4.7
Consumer and commercial-related financial services
Total Banking and Financial Services		13,190,141	10,255,033	12.2

Consumer Electronics
LG Display Co., Ltd.	41,180	614,376	1,008,556	1.2
TFT-LCD
LG Electronics Inc.	48,531	2,927,412	4,025,263	4.8
Digital display equipment
Samsung Electronics Co., Ltd.	24,483	7,811,510	11,341,108	13.5
Consumer electronics, computers and telecommunications
Total Consumer Electronics		11,353,298	16,374,927	19.5

Food and Beverages
CJ Corp	34,600	2,819,767	1,334,726	1.6
Processed food products
Hite Brewery Co., Ltd.	4,706	789,609	673,864	0.8
Alcoholic and non-alcoholic beverages

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS—(continued)
APRIL 30, 2009
(Unaudited)

				% of
			Market	Net
	Shares	Cost	Value	Assets
Lotte Chilsung Beverage Co., Ltd.	1,500	$1,645,251	$974,178	1.2
Alcoholic and non-alcoholic beverages
Nong Shim Co., Ltd.	8,873	1,472,061	1,499,662	1.8
Instant noodles, snacks, and beverages
Orion Corp	2,300	327,073	352,739	0.4
Snacks
Total Food and Beverages		7,053,761	4,835,169	5.8

Iron and Steel
POSCO	20,051	4,482,123	6,228,675	7.4
Hot and cold rolled steel products

Miscellaneous Manufacturing
Amorepacific Corporation	735	320,210	393,380	0.5
Personal care and health-related products
Hyundai Heavy Industries Co., Ltd.	7,365	2,482,085	1,325,469	1.6
Shipbuilding
Hyunjin Materials Co., Ltd.	5,948	163,152	179,883	0.2
Ship engine parts
Korea Zinc Co., Ltd.	4,900	439,168	531,025	0.6
Non-ferrous metals
KT&G Corporation	58,420	3,952,232	3,227,271	3.8
Cigarettes and other tobacco products
LG Fashion Corp	94,470	2,581,002	1,604,068	1.9
Apparel
LG Household & Health Care Ltd.	10,225	1,117,292	1,412,138	1.7
Household cleaning and personal care products
Taewoong Co., Ltd.	3,780	228,400	279,507	0.3
Industrial machinery products
Yuhan Corporation	5,722	810,873	886,507	1.1
Pharmaceutical products
Woongjin Coway Co., Ltd.	57,930	1,200,168	1,448,250	1.7
Water purifiers and air cleaners
Woongjin Thinkbig Co., Ltd.	16,000	172,166	272,300	0.3
Publishing
Total Miscellaneous Manufacturing		13,466,748	11,559,798	13.7

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS—(continued)
APRIL 30, 2009
(Unaudited)

				% of
			Market	Net
	Shares	Cost	Value	Assets
Oil and Gas
SK Energy Co., Ltd.	15,492	$763,451	$1,218,268	1.4
Refiners, markets, and distributes oil
S-Oil Corporation	30,250	1,647,895	1,417,821	1.7
Petroleum and related products
Total Oil and Gas		2,411,346	2,636,089	3.1

Retail
CJ Home Shopping	35,000	2,557,721	2,212,833	2.6
Miscellaneous products
Lotte Shopping Co., Ltd.	7,177	1,177,010	1,257,940	1.6
Department and discount stores
Shinsegae Co., Ltd.	6,660	1,426,328	2,378,944	2.8
Department store chain
Total Retail		5,161,059	5,849,717	7.0

Services
Hotel Shilla Co., Ltd.	39,330	416,823	489,317	0.6
Hotels
LG Corp	48,000	1,324,353	2,129,577	2.5
Holding company
LG Dacom Corporation	59,570	855,729	915,924	1.1
Internet and telecommunications
Megastudy Co., Ltd.	5,030	515,999	854,077	1.0
Educational programs
NCsoft Corporation	3,609	181,338	403,824	0.5
On-line games an computer software
NHN Corp	23,064	2,143,421	2,806,300	3.3
Web portal
SI Corporation	9,000	297,412	330,986	0.4
Security systems
Samsung Engineering Co., Ltd.	47,055	2,350,345	2,835,082	3.4
Engineering and construction
Samsung Fire & Marine Insurance Co., Ltd.	14,055	3,609,392	1,924,589	2.3
Non-life insurance
Total Services		11,694,812	12,689,676	15.1

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS—(continued)
APRIL 30, 2009
(Unaudited)

				% of
			Market	Net
	Shares	Cost	Value	Assets

Telecommunications
SK Telecom Co., Ltd.	12,300	$1,691,708	$1,766,080	2.1
Wireless services
TOTAL KOREAN EQUITY SECURITIES		$78,158,223	$81,271,027	96.7
TOTAL INVESTMENTS		$78,158,223	$81,271,027	96.7
OTHER ASSETS LESS LIABILITES, NET			2,863,833	3.3
NET ASSETS			$84,134,860	100.0

†Non-income producing security.

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of April 30, 2009.

South Korean Won	KRW	1,278.00 = USD $1.00

KOREA EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2009
(Unaudited)

ASSETS:
Investments in securities, at market value (cost—$78,158,223)	$81,271,027
Receivable for dividends and interest, net of withholding taxes	33,174
Prepaid expenses	19,926
Cash and cash equivalents	3,013,412
Total Assets	84,337,539

LIABILITIES:
Accrued management fee	59,563
Other accrued expenses	143,116
Total Liabilities	202,679

NET ASSETS:
Capital stock (par value of 11,212,000 shares of capital stock outstanding, authorized
100,000,000, par value $0.10 each)	1,121,200
Paid-in capital	100,307,314
Accumulated net realized loss on investments and foreign currency transactions	(20,849,471)
Unrealized net depreciation on investments and foreign exchange	3,115,624
Accumulated net investment income	440,193
Net Assets	$84,134,860
Net asset value per share	$7.50

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2009

(Unaudited)
INCOME:
Dividend income (less $205,297of withholding taxes)	$1,038,927
Interest income	1,173
Securities Lending, net earnings	9,073
Total Income		$1,049,173

EXPENSES:
Management fee	285,382
Legal fees	90,500
Directors’ fees and expenses	54,300
Auditing and tax reporting fees	52,535
Custodian fees	45,250
Shareholder reports	25,340
Annual meeting expenses	19,480
Registration fees	13,575
Insurance expenses	12,613
Miscellaneous fees	6,335
Transfer agency fees	3,670
Total Expenses		608,980
INVESTMENT INCOME—NET		440,193

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign currency transactions:
Net realized loss on investments		(13,706,766)
Net realized loss on foreign exchange		(171,743)
Net realized loss on investments and foreign exchange		(13,878,509)
Change in net unrealized appreciation (depreciation) on investments		16,549,957
Change in net unrealized appreciation (depreciation) on translation of foreign currency
and other assets and liabilities denominated in foreign currency		8,197,559
Net realized and unrealized gain on investments and foreign exchange		10,869,007
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$11,309,200

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Six
	Months Ended	For the Year
	April 30, 2009	Ended
	(Unaudited)	October 31, 2008
FROM INVESTMENT ACTIVITIES:
Net investment income	$440,193	$435,239
Net realized gain (loss) on investments	(13,706,766)	446,892
Net realized loss on foreign exchange	(171,743)	(332,044)
Change in net unrealized appreciation (depreciation) on investments
and foreign exchange	24,747,516	(111,521,006)
Increase (decrease) in net assets derived from investment operations	11,309,200	(110,970,919)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
From net capital gains	0	0
Net investment income ($0.01 and $0.01951 per share, respectively),	(114,026)	(218,746)
Decrease in net assets	(114,026)	(218,746)

NET ASSETS:
Beginning of period	72,939,686	184,129,351
End of period (including accumulated net investment income of
$435,239 in 2008)	$84,134,860	$72,939,686

See notes to financial statements.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

APRIL 30, 2009
1. Significant Accounting Policies

Korea Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end investment management company. The Fund was incorporated in Maryland on September 7, 1993 and investment operations commenced on December 3, 1993. The Fund’s investment objective is to seek long-term capital appreciation through investments primarily in equity securities of South Korean companies. The following is a summary of significant accounting policies followed by the Fund. In the opinion of management, all material adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.

(a) Valuation of Securities—Investments traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the U.S. over-the-counter market (as opposed to the OTC market for foreign investors in South Korea) are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of the day or, if none is available, at the last reported sales price available to the Fund. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets, including futures contracts and related options, are stated at market value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Foreign Currency Transactions—Transactions denominated in South Korean won (“Won”) are recorded in the Fund's records at the prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Won are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.

The net assets of the Fund are presented at the exchange rate and market values at April 30, 2009. The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at April 30, 2009. Net realized foreign exchange gains or losses include gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the United States dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses includes gains or losses arising from changes in the value of assets and liabilities including investments in securities at April 30, 2009, resulting from changes in the exchange rate.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

(c) Security Transactions, Investment Income, Distributions to Shareholders—Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on a first in first out basis.

Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—“temporary”), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.

Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions. It is the Fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned  and 105% of the value of foreign securities loaned. It is the Fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is provided in the form of cash, which be invested in certain money market funds. The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction. Although each security loan is fully collateralized, there are certain risks. During the period ended April 30, 2009, the Fund earned $9,073 from lending fund portfolio securities, pursuant to the securities lending agreement. On November 21, 2008, the Fund suspended its participation in the securities lending program. The Fund may resume its participation in the future.

(d) Capital Account Reclassification—For the year ended October 31, 2008, the Fund's accumulated net investment income was decreased by $332,044, the accumulated net realized loss was decreased by $646,821 and paid in capital was decreased by $314,777. The adjustment was primarily a result of the reclassification of foreign exchange losses and capital loss carry-forward expiration. These had no impact on net assets.

(e) Income Taxes—A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

Under South Korean tax laws, a withholding tax is imposed on dividends and interest income at the rate of 16.5% and 13.2%, respectively, and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

(f) Subscription for New Shares—As part of their annual corporate action matters, certain South Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund normally subscribes to such new share offerings by South Korean companies.

(g) Use of Estimates in Financial Statement Preparation—The preparation of financial statements in accordance with U.S. generally accepted

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(h) Concentration of Risk—A significant portion of the Fund’s net assets consists of South Korean securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, less liquidity and greater volatility, the South Korean securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about South Korean issuers than there is about U.S. issuers. Future economic and political developments in South Korea could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

(i) Indemnifications—Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Management Agreement and Transactions With Affiliated Persons

Nomura Asset Management U.S.A. Inc. (the “Manager”) acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (“NAM”), as investment adviser for the Fund and effective July 24, 2001, the shareholders approved NAM retaining its wholly-owned subsidiaries Nomura Asset Management Hong Kong Limited (“NAM-Hong Kong”) and Nomura Asset Management Singapore Limited (“NAM-Singapore”) as investment sub-advisers for the Fund.

As compensation for its services to the Fund, the Manager receives a monthly fee computed at the annual rate of 0.85% of the Fund’s average weekly net assets. This annual  rate became effective as of September 1, 2006 pursuant to an amendment of the Fund’s management agreement with the Manager. Under the management agreement, the Fund paid or accrued fees, to the Manager of $285,382 for the period ended April 30, 2009.

Under the Investment Advisory Agreement, the Manager informed the Fund that NAM received sub-advisory fees of $71,145 from the Manager for the period ended April 30, 2009. In addition, NAM-Hong Kong and NAM-Singapore received sub-advisory fees of $14,229 and $71,145, respectively, from NAM. At April 30, 2009, the management fee payable to the Manager by the Fund was $59,563.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Fund pays each Director not affiliated with the Manager an annual fee of $10,000 plus $1,000 per meeting attended, together with such Director’s actual expenses related to attendance at meetings. Mr. William G. Barker, Jr., who has

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

been designated by the Directors not affiliated with the Manager to serve as Lead Director, is paid an additional $5,000, effective June 2005. Such fees and expenses for the unaffiliated Directors aggregated $54,300 for the six months ended April 30, 2009.

3. Purchases and Sales of Investments

Purchases and sales of investments, exclusive of investments in foreign currency and short-term securities, for the six months ended April 30, 2009 were $17,727,507 and $14,559,142, respectively.

4. Rights Offering

The Fund issued to its shareholders of record as of the close of business on January 19, 2007 transferable Rights to subscribe for up to an aggregate of 2,803,000 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held (“Primary Subscription”). During February 2007, the Fund issued a total of 2,803,000 shares of Common Stock on exercise of such Rights at the subscription price of $9.76 per share, compared to a net asset value per share of $12.30 and a market value per share of $10.79. A sales load of 3.75% was included in the subscription price. Offering costs of approximately $600,000 and the sales load were charged directly against the proceeds of the Rights Offering.

5. Federal Income Taxes

As of October 31, 2008, net unrealized depreciation on investments, for Federal income tax purposes was $21,629,656 of which $6,617,807 related to appreciated securities and 28,247,463 related to depreciated securities. The aggregate cost of investments, at October 31, 2008 for Federal income tax purposes was $97,514,165.

At October 31, 2008 the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$103,100
Accumulated capital losses	($6,960,036)
Unrealized depreciation on
investments	($21,631,892)
Total accumulated deficit	($28,488,828)

During the year ended October 31, 2008, the Fund utilized capital loss carryforwards of $446,892, and $314,777 expired. The Fund has a capital loss carryforward as of October 31, 2008 of approximately $6,960,036 of which $6,960,036 expires on October 31, 2009.

The Fund may make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to shareholders.

6. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective fiscal year after November 15, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants

KOREA EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

• Level 1—quoted prices in active markets for identical investments

• Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2009.

		Other
	Investments in	Financial
Level	Securities	Instruments
Level 1	$81,271,027	$-0-
Level 2	-0-	-0-
Level 3	-0-	-0-
Total	$81,271,027	$0

During the six months ended April 30, 2009, the Fund did not hold any instrument which used significant unobservable inputs (level 3) in determining fair value.

7. Accounting Pronouncements

The Fund adopted the provisions of Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48").  This interpretation prescribes a minimum threshold for financial statement recognition of the benefits of a tax position taken or expected to be taken in a tax return. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in foreign markets in which it invests. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.  If applicable, the Fund will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Miscellaneous” expenses on the Statement of Operations.  Management has evaluated the application of FIN 48 to the Fund and has determined that there is no impact resulting from the adoption of this interpretation on the Fund's financial statements.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

KOREA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each period:

	For the Six
	Months Ended		For the Year Ended
	April 30, 2009		October 31,
	(Unaudited)		2008	2007	2006	2005	2004
Net asset value, beginning of period	6.51		16.42	$11.28	$8.18	$5.80	$5.38
Net investment income (loss)@	0.04		0.04	0.02	(0.04)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on
investments and foreign currency	0.96		(9.93)	5.64	3.14	2.43	0.47
Total from investment operations	1.00		(9.89)	5.66	3.10	2.38	0.42
Distributions:
Dividends from investment income, net	(0.01)		(0.02)
Fund Share Transactions
Dilutive effect of Rights Offering**	—		—	(0.38)	—	—	—
Offering costs charged to paid-in capital in
excess of par	—		—	(0.14)	—	—	—
Total Fund share transactions	—		—	(0.52)	—	—	—

Net asset value, end of period	$7.50		$6.51	$16.42	$11.28	$8.18	$5.80

Market value, end of period	$6.5001		$5.54	$15.38	$10.40	$7.85	$5.34
Total investment return†	17.6%		(63.9%)	47.9%	32.5%	47.0%	14.8%
Ratio to average net assets/supplemental data:
Net assets, end of period (000)	$84,135		$72,940	$184,129	$94,852	$68,755	$48,748
Operating expenses before waiver of a
portion of the management fee	1.77	%††*	1.36%††	1.36%††	1.92%	2.93%	2.86%
Operating expenses after waiver of a portion
of the management fee	1.77	%††*	1.36%††	1.36%††	1.68%	2.76%	2.71%
Net investment income (loss)*	1.28%		0.32%	0.20%	(0.40%)	(0.70%)	(0.89%)
Portfolio turnover rate	22%		45%	20%	31%	41%	50%

@	Based on average shares outstanding.
†
Based on market value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions. Total investment return does not reflect sales commissions. Rate of return for the semi-annual period is not annualized.

††	There was no waiver for the six months ended April 30, 2009 or for the years ended October 31, 2008 and October 31, 2007.
*	Annualized.
**	Decrease is due to the Rights Offering (See Note 4).

See notes to financial statements.

BOARD OF DIRECTORS
William G. Barker, Jr.
Rodney A. Buck
David B. Chemidlin
Shigeru Shinohara
Chor Weng Tan

OFFICERS
Shigeru Shinohara, President
Kenneth L. Munt, Vice President
Hiroyuki Nakano, Vice President
Rita Chopra-Brathwaite, Treasurer
Neil A. Daniele, Secretary and Chief Compliance

MANAGER
Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, New York 10281
Internet Address
www.nomura.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12-1 Nihonbashi, Chuo-ku
Tokyo 103-8260, Japan

INVESTMENT SUB-ADVISERS
Nomura Asset Management Hong Kong Limited
30th Floor, Two International Finance Center
8 Finance Street
Central, Hong Kong
Nomura Asset Management Singapore Limited
6 Battery Road 34-02
Singapore 049909

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

DIVIDEND PAYING AGENT, TRANSFER AGENT
AND REGISTRAR
Computershare Investor Services
P.O. Box 43078
Providence, RI 02940-3078

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036

KOREA EQUITY FUND, INC.
TWO WORLD FINANCIAL CENTER, BUILDING B
NEW YORK, NEW YORK 10281

This Report, including the Financial Statements, is transmitted to the Shareholders of Korea Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this Report.

The accompanying Financial Statements, including the Schedule of Investments, have not been examined by the Fund’s independent accountants, Ernst & Young, and accordingly, they express no opinion thereon.
KOREA Equity Fund, Inc. SEMI-ANNUAL REPORT APRIL 30, 2009

ITEM 2.  CODE OF ETHICS

 Not applicable to this semi-annual report

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to this semi-annual report

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to this semi-annual report

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

 Not applicable to this semi-annual report

ITEM 6.  SCHEDULE OF INVESTMENTS

(a) The Registrant's investments in securities of unaffiliated issuers as of 04/30/09 are included in the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR  CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual report

ITEM 8.  PORTFILIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)	Not applicable to this semi-annual report

(b)	None

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a)	Not applicable

(b)	Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable

ITEM 11.  CONTROLS AND PROCEDURES

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Act of 1934, as amended is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

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ITEM 12.  EXHIBITS

(a) (1)	Not applicable to this semi-annual report.
(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as an exhibit.
(a) (3)	Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Korea Equity Fund, Inc.

By: /s/ Shigeru Shinohara
Shigeru Shinohara
President
(Principal Executive Officer)

Date: July 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Rita Chopra-Brathwaite
Rita Chopra-Brathwaite
Treasurer
(Principal Financial Officer)

Date: July 6, 2009

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